UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO
SECTION 14(a) OF
THE SECURITIES ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-12

SPRING VALLEY ACQUISITION CORP. II

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required

☐  Fee paid previously with preliminary materials.

☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14A(i)(1) and 0-11.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2024

SPRING VALLEY ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-41529 (Commission File Number)	98-1579063 (IRS Employer Identification No.)

2100 McKinney Ave., Suite 1675

Dallas, TX 75201

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (214) 308-5230

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, one right and one-half of one redeemable public warrant	SVIIU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SVII	The Nasdaq Stock Market LLC
Rights included as part of the units to acquire one-tenth (1/10) of one share of Class A ordinary share	SVIIR	The Nasdaq Stock Market LLC
Redeemable public warrants included as part of the units; each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SVIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01. Other Events

As previously disclosed, Spring Valley Acquisition Corp. II (the “Company”) has called an extraordinary general meeting of shareholders to be held on October 31, 2024 (the “Meeting”) to approve, among other matters, a proposal to amend the Company’s amended and restated memorandum and articles of association (as amended the “Articles”) to amend the date by which the Company must consummate an initial business combination (the “Extension Amendment Proposal”) to 36 months from the closing of the initial public offering (the “IPO”), or such earlier date as is determined by the Company’s board of directors, in its sole discretion, to be in the best interests of the Company (the “Amendment”).

In connection with the Meeting, the deadline for holders of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), issued in the Company’s IPO to submit their shares for redemption is 5:00 p.m. Eastern time on October 29, 2024.

In connection with the Meeting and Amendment, the Company and Spring Valley Acquisition Sponsor II, LLC (the “Sponsor”) intend to enter into one or more non-redemption agreements substantially in the form attached hereto as Exhibit 10.1 (the “Non-Redemption Agreements”) with one or more unaffiliated shareholders of the Company, pursuant to which such shareholders would agree not to redeem (or validly withdraw and rescind any redemption requests on) their Class A ordinary shares (the “Non-Redeemed Shares”) in connection with the Meeting. In consideration for the foregoing commitment not to redeem the Non-Redeemed Shares, the Sponsor anticipates agreeing to transfer to such shareholders Class A ordinary shares held by the Sponsor (at a ratio to be negotiated between the parties) promptly following the closing of the Company’s initial business combination (but no later than two business days thereafter) if such shareholders do not exercise their redemption rights with respect to their Non-Redeemed Shares in connection with the Meeting and the Extension Amendment Proposal is approved and effected.

The Non-Redemption Agreements are not expected to increase the likelihood that the Extension Amendment Proposal is approved by the Company’s shareholders at the Meeting but are expected to increase the amount of funds that remain in the Company’s trust account following the Meeting, relative to the amount remaining in the trust account in the absence of the Non-Redemption Agreements.

NO ASSURANCES ARE MADE THAT A NON-REDEMPTION INCENTIVE OF ANY KIND WILL BE OFFERED AND THE ACTUAL TERMS OF ANY NON-REDEMPTION INCENTIVE MAY DIFFER MATERIALLY FROM THE TERMS DESCRIBED HEREIN.

The foregoing description of the form of Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed hereto as Exhibit 10.1, which is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. In addition, any statements that refer to our intent to enter into one or more Non-Redemption Agreements in connection with the Meeting and the expected terms of any Non-Redemption Agreements are forward-looking statements. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2024, in the definitive proxy statement filed in connection with the Meeting and Amendment on October 11, 2024 and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Current Report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward-Looking Statements” section.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Extension Amendment Proposal and related matters. Information regarding the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2024. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the definitive proxy statement.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the definitive proxy statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension Amendment Proposal. Shareholders may obtain copies of the definitive proxy statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Sodali & Co., at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, (203) 658-9400, Email: SVII@info.sodali.com.

2

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
10.1	Form of Non-Redemption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2024	Spring Valley Acquisition Corp. II

	By:	/s/ Robert Kaplan
	Name:	Robert Kaplan
	Title:	Chief Financial Officer and Vice President of Business Development

Exhibit 10.1

NON-REDEMPTION AGREEMENT AND ASSIGNMENT OF ECONOMIC INTEREST

This Non-Redemption Agreement and Assignment of Economic Interest (this “Agreement”) is entered as of            , 2024 by and among Spring Valley Acquisition Corp. II, a Cayman Islands exempted company (“SVII”), Spring Valley Acquisition Sponsor II, LLC, a Delaware limited liability company (the “Sponsor”) and the undersigned investors (collectively, “Investor”).

RECITALS

WHEREAS, the Sponsor currently holds 7,546,666 Class A ordinary shares, par value $0.0001 per share, (the “Founder Shares”) and one Class B ordinary share, $0.0001 per share (the “Class B ordinary share”), of SVII which were initially purchased in a private placement prior to SVII’s initial public offering (the “IPO”);

WHEREAS, SVII expects to hold an extraordinary general meeting of shareholders (the “Meeting”) for the purpose of approving, among other things, an amendment to SVII’s Amended and Restated Memorandum and Articles of Association, dated 12 October 2022, as amended by that certain amendment dated 11 January 2024 (as it exists on the date hereof, the “Amended and Restated Articles”) to extend the date by which SVII must consummate an initial business combination (the “Initial Business Combination”) to 36 months from the consummation of SVII’s IPO or such earlier date as determined by the board, in its sole discretion (the “Amendment”);

WHEREAS, the Amended and Restated Articles provides that a shareholder of SVII may redeem its Class A ordinary shares initially sold as part of the units in SVII’s IPO (whether they were purchased in SVII’s IPO or thereafter in the open market) (the “Public Shares” and together with the Founder Shares and the Class B ordinary share, the “Ordinary Shares”) in connection with the amendment to the Amended and Restated Articles (as the same are to be amended in connection with the Meeting, the “Articles”) to approve the Amendment, on the terms set forth in the Amended and Restated Articles (“Redemption Rights”);

WHEREAS, subject to the terms and conditions of this Agreement, Investor is willing to forego the exercise of its Redemption Rights in connection with the Amendment, or to validly rescind any previously submitted redemption demand, of certain of the Public Shares held by such Investor upon the terms set forth herein, in connection with which the Sponsor desires to either: (i) surrender to SVII and forfeit for no consideration, that number of Founder Shares set forth on Exhibit A, and SVII desires to issue or cause to be issued to Investor that number of shares set forth opposite such Investor’s name on Exhibit A (the “Promote Shares”) in connection with SVII’s completion of its Initial Business Combination; or (ii) transfer to Investor that number of Founder Shares set forth on Exhibit A (the number of shares to be received by Investor, the “Assigned Securities”).

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Investor, the Sponsor and SVII hereby agree as follows:

1.	Terms of Transfer or Issuance.

1.1.	Upon the terms and subject to the conditions of this Agreement, if (a) as of 5:30 PM, New York time, on the date of the Meeting, Investor holds the Investor Shares (as defined below), (b) Investor does not exercise (or exercised and validly rescinds) its Redemption Rights with respect to such Investor Shares in connection with the Meeting, and (c) the Amendment is approved at the Meeting and SVII meets the continued or initial listing requirements to be listed on a National Securities Exchange following the Meeting, then substantially concurrently with the closing of the Initial Business Combination, the Sponsor hereby agrees to either (i) assign to Investor for no additional consideration the Assigned Securities or (ii) surrender to SVII and forfeit for no consideration the Assigned Securities (such surrender and forfeiture, the “Share Cancellation”) and SVII hereby agrees to issue or cause to be issued the Promote Shares (such issuance, the “Share Issuance”). “Investor Shares” shall mean an amount of the Public Shares equal to the lesser of (i) [●] Public Shares, and (ii) 9.9% of the Public Shares that are not to be redeemed, including those Public Shares subject to non-redemption agreements with other SVII shareholders similar to this Agreement on or about the date of the Meeting. The Sponsor and SVII agree to provide Investor with the final number of Investor Shares subject to this Agreement no later than 9:30 AM. New York time on the first business day before the date of the Meeting (and in all cases a sufficient amount of time in advance to allow the Investor to reverse any exercise of Redemption Rights with regard to any Investor Shares); provided, that such amount shall not exceed [●] Public Shares.

1.2.	The Sponsor, SVII and Investor hereby agree that the assignment of the Assigned Securities or the Share Issuance and Share Cancellation shall be subject to the conditions that (i) the Initial Business Combination is consummated and (ii) Investor (or any person to whom transfer is permitted under Section 5 of that certain Letter Agreement dated October 12, 2022, as amended by that certain Amendment No. 1 to the Letter dated January 10, 2024 (as it exists on the date hereof, the “Letter Agreement”), by and among SVII, the Sponsor and SVII’s officers and directors (“Permitted Transferees”)) executes a joinder to the Letter Agreement set forth as Exhibit B to this Agreement.

Upon the satisfaction of the foregoing conditions, as applicable, the Assigned Securities shall be promptly delivered (and no later than two (2) business days following the closing of the Initial Business Combination) to Investor (or its Permitted Transferees) free and clear of any liens or other encumbrances, other than pursuant to Section 5 of the Letter Agreement, restrictions on transfer imposed by the securities laws, the Joinder (as defined below) and any successor or similar agreement entered into in connection with the Initial Business Combination (which agreement contains no obligations on the part of the Investor other than restrictions on the transfer of the Assigned Securities and which restrictions shall be no less favorable or more restrictive than what is agreed to by the Sponsor and shall be no more restrictive than the restrictions on transfer currently contained in the Letter Agreement). The Sponsor and SVII covenant and agree to facilitate such transfer or Share Issuance to Investor (or its Permitted Transferees) in accordance with the foregoing.

1.3.	Adjustment to Share Amounts. If at any time the number of outstanding Founder Shares is increased or decreased by a consolidation, combination, subdivision or reclassification of the Ordinary Shares of SVII or other similar event, then, as of the effective date of such consolidation, combination, subdivision, reclassification or similar event, all share numbers referenced in this Agreement shall be adjusted in proportion to such increase or decrease in the Ordinary Shares of SVII. Notwithstanding anything to the contrary contained herein, Investor acknowledges and agrees that a waiver of the rights contained in Section 17.3 of the Articles by the holders of Founder Shares shall apply to all Founder Shares including the Assigned Securities and the holder of the Assigned Securities have no rights pursuant to Section 17.3 of the Articles.

1.4.	Merger or Reorganization, etc. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving SVII in which its Ordinary Shares are converted into or exchanged for securities, cash or other property, then, following any such reorganization, recapitalization, reclassification, consolidation or merger, in lieu of Ordinary Shares of SVII, the Sponsor shall transfer or SVII shall issue or cause to be issued, with respect to each Founder Share to be transferred or issued hereunder, the kind and amount of securities, cash or other property into which such Assigned Securities converted or exchanged.

1.5.	Forfeitures, Transfers, etc. Investor shall not be subject to forfeiture, surrender, claw-back, transfers, disposals, exchanges or earn-outs for any reason on the Assigned Securities. Investor acknowledges that, pursuant to the Amended and Restated Articles prior to, or at the time of, the Initial Business Combination, the managers of the Sponsor have the authority to cause the Sponsor to subject the Founder Shares to forfeitures, transfers or other restrictions, or amend the terms under which the Founder Shares were issued or any restrictions or other provisions relating to the Founder Shares set forth in the instruments establishing the same (including voting in favor of any such amendment) or enter into any other arrangements with respect to the Founder Shares, and that the managers are authorized to effectuate such forfeitures, transfers, restrictions, amendments or arrangements, including arrangements relating to the relaxation or early release of restrictions, in such amounts and pursuant to such terms as they determine in their sole and absolute discretion for any reason. Sponsor acknowledges and agrees that any such earn-outs, forfeitures, transfers, restrictions, amendments or arrangements shall apply only to the Founder Shares other than the Assigned Securities and the terms and conditions applicable to the Assigned Securities and the Economic Interest (as defined below) shall not be changed as a result of any such earn-outs, forfeitures, transfers, restrictions, amendments or arrangements.

1.6.	Delivery of Shares; Other Documents. At the time of the transfer of Assigned Securities or the Share Issuance hereunder, the Investor shall receive such Assigned Securities in book-entry form through SVII’s transfer agent. The parties to this Agreement agree to execute, acknowledge and deliver such further instruments and to do all such other acts, as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

1.7.	Registration Rights. Concurrent with the delivery of Assigned Securities to Investor under this Agreement, SVII agrees to use commercially reasonable efforts to submit to or file with the Securities and Exchange Commission (the “Commission”), within sixty (60) calendar days after the consummation of the Initial Business Combination or as soon as reasonably practicable thereafter (the “Filing Date”) (at SVII’s sole cost and expense), a registration statement on Form S-1 (the “Registration Statement”), registering the resale of the Assigned Securities (including those shares issued in connection with the domestication of SVII as a corporation incorporated under the laws of the State of Delaware), which Registration Statement may include shares issuable upon exercise of outstanding warrants or those held by the Sponsor, and SVII shall use its commercially reasonable efforts to have the Registration Statement declared effective under the Securities Act of 1933, as amended (the “Securities Act”), as soon as practicable after the filing thereof, following the closing of the Initial Business Combination and (ii) the 10th business day after the date SVII is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effective Date”); provided, however, that SVII’s obligations to include the Assigned Securities in the Registration Statement are contingent upon Investor furnishing in writing to SVII such information regarding Investor, the securities of SVII held by Investor and the intended method of disposition of the Assigned Securities as shall be reasonably requested by SVII to effect the registration of the Assigned Securities, and Investor shall execute such documents in connection with such registration as SVII may reasonably request that are customary of a selling shareholder in similar situations, including providing that SVII shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder. Notwithstanding the foregoing, if the Commission prevents SVII from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Assigned Securities by the applicable shareholders or otherwise, such Registration Statement shall register for resale such number of Assigned Securities which is equal to the maximum number of Assigned Securities as is permitted by the Commission. In such event, the number of Assigned Securities to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders. Upon notification by the Commission that the Registration Statement has been declared effective by the Commission, within two (2) business days thereafter, SVII shall file the final prospectus under Rule 424 of the Securities Act. SVII will provide a draft of the Registration Statement to Investor for review at least two (2) business days in advance of filing the Registration Statement; provided, that for the avoidance of doubt, in no event shall SVII be required to delay or postpone the filing of such Registration Statement as a result of or in connection with Investor’s review. In no event shall Investor be identified as a statutory underwriter in the Registration Statement unless requested by the Commission; provided, that if the Commission requests that Investor be identified as a statutory underwriter in the Registration Statement, Investor will have an opportunity to withdraw from the Registration Statement. Investor shall not be entitled to use the Registration Statement for an underwritten offering of Assigned Securities. For purposes of clarification, any failure by SVII to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effective Date shall not otherwise relieve SVII of its obligations to file or effect the Registration Statement as set forth above in this Section 1.7.

1.8.	Joinder to Letter Agreement. In connection with the transfer of the Assigned Securities or Share Issuance to Investor, Investor shall execute a joinder to the Letter Agreement in substantially the form attached here to as Exhibit B (the “Joinder”) pursuant to which Investor shall agree with SVII to be bound solely by Section 5 of the Letter Agreement solely with respect to the Assigned Securities. Notwithstanding anything in this Agreement or the Joinder to the contrary, Investor shall be released with respect to the Assigned Securities from any transfer or lock-up restrictions under the Letter Agreement to the same extent as any other holder of Founder Shares.

1.9.	Termination. This Agreement and each of the obligations of the undersigned shall terminate on earlier of (a) the failure of SVII’s shareholders to approve the Amendment at the Meeting, (b) the fulfillment of all obligations of parties hereto, (c) the liquidation or dissolution of SVII, (d) the mutual written agreement of the parties hereto, or (e) if Investor exercises its Redemption Rights with respect to any Investor Shares in connection with the Meeting and such Investor Shares are actually redeemed in connection with the Meeting. Notwithstanding any provision in this Agreement to the contrary, the Sponsor’s obligation to transfer the Assigned Securities or SVII’s obligation to issue or cause to be issued the Promote Shares to Investor shall be conditioned on (i) the satisfaction of the conditions set forth in Section 1.2 and (ii) such Investor Shares not being redeemed in connection with the Meeting.

2.	Assignment of Economic Interest upon the Assignment of Assigned Securities.

2.1.	Upon satisfaction of the conditions set forth in Section 1.1, the Sponsor hereby assigns to Investor all of its economic right, title and interest in and to that number of Assigned Securities (other than the Promote Shares) set forth on Exhibit A (the “Economic Interest”), subject to adjustment as set forth in Section 2.2. The Economic Interest represents the Sponsor’s right to receive dividends and other distributions made by the Sponsor pursuant to the Limited Liability Company Agreement of the Sponsor (the “Sponsor LLC Agreement”) allocated to that number of Assigned Securities set forth on Exhibit A represented by the Founder Shares held directly by the Sponsor. For the avoidance of doubt, this Section 2 will not apply to Promote Shares issued by SVII to Investor.

2.2.	If at any time the number of outstanding Founder Shares is increased or decreased by a consolidation, combination, split or reclassification or other similar event, then, as of the effective date of such consolidation, combination, split, reclassification or similar event, the number of shares underlying the Economic Interest shall be adjusted in proportion to such increase or decrease in outstanding Founder Shares. The foregoing shall not apply to (i) any increase or decrease in the number of authorized Founder Shares or (ii) a reclassification of the share capital of SVII, in each case in connection with the closing of the Initial Business Combination.

2.3.	Investor acknowledges and agrees that it has no right to vote on matters of the Sponsor as a result of the Assigned Securities or Economic Interest, or to vote with respect to any Assigned Securities, and it has no right to vote Assigned Securities prior to transfer of any such shares to Investor pursuant to this Agreement.

2.4.	Investor acknowledges and agrees that if it has a right pursuant to its Economic Interest to receive any dividends or other distributions paid in Ordinary Shares or other non-cash property, the Sponsor shall transfer all of its right, title and interest in such dividends or distributions concurrently with the transfer of the Assigned Securities to such Investor pursuant to Section 1.

2.5.	If the conditions to the transfer of the Founder Shares in Section 1 are not satisfied with respect to any Founder Shares, then Investor shall automatically assign its Economic Interests in such Founder Shares back to the Sponsor, for no consideration.

3.	Representations and Warranties of Investor. Investor represents and warrants to, and agrees with, the Sponsor that:

3.1.	No Government Recommendation or Approval. Investor understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Assigned Securities or Promote Shares.

3.2.	Accredited Investor. Investor is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act and acknowledges that the sale contemplated hereby is being made in reliance, among other things, on a private placement exemption to “accredited investors” under the Securities Act and similar exemptions under state law.

3.3.	Intent. Investor is acquiring the Assigned Securities solely for investment purposes, for such Investor’s own account (and/or for the account or benefit of its members or affiliates, as permitted), and not with a view to the distribution thereof in violation of the Securities Act and Investor has no present arrangement to sell Assigned Securities to or through any person or entity except as may be permitted hereunder.

3.4.	Restrictions on Transfer; Trust Account; Redemption Rights.

3.4.1.	Investor acknowledges and agrees that, prior to their transfer hereunder, the Assigned Securities are, and following any transfer to Investor may continue to be, subject to the transfer restrictions as set forth in Section 5 of the Letter Agreement.

3.4.2.	Investor acknowledges and agrees that the Assigned Securities are not entitled to, and have no right, interest or claim of any kind in or to, any monies held in the trust account into which the proceeds of SVII’s IPO were deposited (the “Trust Account”) or distributed as a result of any liquidation of the Trust Account.

3.4.3.	Investor agrees, solely for the benefit of and, notwithstanding anything else herein, enforceable only by SVII, to waive any right that it may have to elect to have SVII redeem any Investor Shares in connection with the Amendment and agrees not to redeem, or otherwise exercise any right to redeem, the Investor Shares in connection with the Amendment and to reverse and revoke any prior redemption elections made with respect to the Investor Shares in connection with the Amendment. For the avoidance of doubt, nothing in this Agreement is intended to restrict or prohibit Investor’s ability to redeem or trade any Public Shares (other than the Investor Shares) or redeem or trade any Investor Shares in its discretion and at any time after the date of the Meeting.

3.4.4.	Investor acknowledges and understands the Assigned Securities are being offered in a transaction not involving a public offering in the United States within the meaning of the Securities Act and have not been registered under the Securities Act and, if in the future Investor decides to offer, resell, pledge or otherwise transfer Assigned Securities, such Assigned Securities may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the Securities Act, (B) pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act, if available, or (C) pursuant to any other available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction. Investor agrees that, if any transfer of the Assigned Securities or any interest therein is proposed to be made (other than pursuant to an effective registration statement or Rule 144 under the Securities Act), as a condition precedent to any such transfer, Investor may be required to deliver to SVII an opinion of counsel satisfactory to SVII that registration is not required with respect to the Assigned Securities to be transferred. Absent registration or another available exemption from registration, Investor agrees it will not transfer the Assigned Securities.

3.5.	Voting. Investor agrees that it will and will cause its controlled affiliates to vote (or cause to be voted) or execute and deliver a written consent (or cause a written consent to be executed and delivered) all of Ordinary Shares owned, as of the applicable record date, by any of them at the Meeting in favor of the Amendment and cause all such shares to be counted as present at the Meeting for purposes of establishing a quorum.

3.6.	Sophisticated Investor. Investor is sophisticated in financial matters and able to evaluate the risks and benefits of the investment in the Assigned Securities.

3.7.	Risk of Loss. Investor is aware that an investment in the Assigned Securities is highly speculative and subject to substantial risks. Investor is cognizant of and understands the risks related to the acquisition of the Assigned Securities, including those restrictions described or provided for in this Agreement, the Sponsor LLC Agreement, the Letter Agreement and the Joinder pertaining to transferability. Investor is able to bear the economic risk of its investment in the Assigned Securities for an indefinite period of time and able to sustain a complete loss of such investment.

3.8.	Independent Investigation. Investor has relied upon an independent investigation of SVII and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances, express or implied, from the Sponsor or any representatives or agents of the Sponsor, other than as set forth in this Agreement. Investor is familiar with the business, operations and financial condition of SVII and has had an opportunity to ask questions of, and receive answers from SVII’s management concerning SVII and the terms and conditions of the proposed sale of the Assigned Securities and has had sufficient access to such other information concerning SVII as Investor has requested. Investor confirms that all documents that it has requested have been made available and that Investor has been supplied with all of the additional information concerning this investment which Investor has reasonably requested.

3.9.	Organization and Authority. If any entity, Investor is duly organized and existing under the laws of the jurisdiction in which it was organized and it possesses all requisite power and authority to acquire the Assigned Securities, enter into this Agreement and perform all the obligations required to be performed by Investor hereunder.

3.10.	Non-U.S. Investor. If Investor is not a United States person (as defined by Section 7701(a)(30) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder), Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Assigned Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the acquisition of the Assigned Securities, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the acquisition, holding, redemption, sale, or transfer of the Assigned Securities. Investor’s subscription and payment for and continued beneficial ownership of the Assigned Securities will not violate any applicable securities or other laws of Investor’s jurisdiction.

3.11.	Authority. This Agreement has been validly authorized, executed and delivered by Investor and (assuming due authorization, execution and delivery by the Sponsor and SVII) is a valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

3.12.	No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Investor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) Investor’s organizational documents, (ii) any agreement or instrument to which Investor is a party or (iii) any law, statute, rule or regulation to which Investor is subject, or any order, judgment or decree to which Investor is subject, in the case of clauses (ii) and (iii), that would reasonably be expected to prevent Investor from fulfilling its obligations under this Agreement.

3.13.	No Advice from Sponsor. Investor has had the opportunity to review this Agreement and the transactions contemplated by this Agreement and the Letter Agreement with Investor’s own legal counsel and investment and tax advisors. Except for any statements or representations of the Sponsor or SVII explicitly made in this Agreement, Investor is relying solely on such counsel and advisors and not on any statements or representations, express or implied, of the Sponsor or any of its representatives or agents for any reason whatsoever, including without limitation for legal, tax or investment advice, with respect to this investment, the Sponsor, SVII, the Assigned Securities, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

3.14.	Reliance on Representations and Warranties. Investor understands that the Assigned Securities are being offered and sold to Investor in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that the Sponsor is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Investor set forth in this Agreement in order to determine the applicability of such provisions.

3.15.	No General Solicitation. Investor is not subscribing for Assigned Securities as a result of or subsequent to any general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

3.16.	Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by Investor in connection with the acquisition of the Assigned Securities nor is Investor entitled to or will accept any such fee or commission.

4.	Representations and Warranties of Sponsor. The Sponsor represents and warrants to, and agrees with, the Investor that:

4.1.	Power and Authority. The Sponsor is a limited liability company duly formed and validly existing and in good standing as a limited liability company under the laws of the State of Delaware and possesses all requisite limited liability company power and authority to enter into this Agreement and to perform all of the obligations required to be performed by the Sponsor hereunder, including the assignment, sale and transfer the Assigned Securities and the assignment of the Economic Interest.

4.2.	Authority. All corporate action on the part of the Sponsor and its officers, directors and members necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Sponsor required pursuant hereto has been taken. This Agreement has been duly executed and delivered by the Sponsor and (assuming due authorization, execution and delivery by Investor) constitutes the Sponsor’s legal, valid and binding obligation, enforceable against the Sponsor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

4.3.	Title to Securities. The Sponsor is the record and beneficial owner of, and has good and marketable title to, the Assigned Securities held by Sponsor and will, immediately prior to the transfer of the Assigned Securities to Investor, be the record and beneficial owner of the Assigned Securities, in each case, free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (other than transfer restrictions and other terms and conditions that apply to the Founder Shares generally and applicable securities laws). The Assigned Securities to be transferred, when transferred to Investor as provided herein, will be free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (other than transfer restrictions and other terms and conditions that apply to the Founder Shares generally, under the Letter Agreement and applicable securities laws). The Assigned Securities are duly authorized, validly issued, fully paid and non-assessable.

4.4.	No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Sponsor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Sponsor’s certificate of formation or the Sponsor LLC Agreement, (ii) any agreement or instrument to which the Sponsor is a party or by which it is bound (including the Letter Agreement and the Sponsor LLC Agreement) or (iii) any law, statute, rule or regulation to which the Sponsor is subject or any order, judgment or decree to which the Sponsor is subject. The Sponsor is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement or transfer the Assigned Securities in accordance with the terms hereof.

4.5.	No General Solicitation. The Sponsor has not offered the Assigned Securities by means of any general solicitation or general advertising within the meaning of Regulation D of the Securities Act, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

4.6.	Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by the Sponsor in connection with the sale of the Assigned Securities nor is the Sponsor entitled to or will accept any such fee or commission.

4.7.	Transfer Restrictions. Until termination of this Agreement, the Sponsor shall not transfer any of its Founder Shares representing the economic benefit of the Assigned Securities.

4.8.	Reliance on Representations and Warranties. The Sponsor understands and acknowledges that Investor is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Sponsor set forth in this Agreement.

4.9.	No Pending Actions. There is no action pending against the Sponsor or SVII or, to the Sponsor’s or SVII’s knowledge, threatened against the Sponsor or SVII, before any court, arbitrator or governmental authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by the Sponsor or SVII of its obligations under this Agreement.

5.	Representations and Warranties of SVII. SVII represents and warrants to, and agrees with, the Investor that:

5.1.	Power and Authority. SVII is an exempted company formed and validly existing and in good standing as an exempted company the laws of the Cayman islands and possesses all requisite power and authority to enter into this Agreement and to perform all of the obligations required to be performed by SVII hereunder, including the Share Issuance.

5.2.	Authority. All corporate action on the part of SVII and its officers, directors and members necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of SVII required pursuant hereto has been taken. This Agreement has been duly executed and delivered by SVII and (assuming due authorization, execution and delivery by Investor) constitutes SVII’s legal, valid and binding obligation, enforceable against SVII in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

5.3.	Title to Securities. The Promote Shares have been duly authorized, and, when issued in accordance with the terms and conditions of this Agreement to Investor, will be (i) validly issued, fully paid, and non-assessable, and (ii) free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (other than transfer and other restrictions that apply to the Promote Shares pursuant to the Joinder and generally, under applicable securities laws) The Sponsor is the record and beneficial owner of, and has good and marketable title to, the Assigned Securities held by Sponsor and will, immediately prior to the surrender and forfeiture of the Assigned Securities to SVII, be the record and beneficial owner of the Assigned Securities, in each case, free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (other than transfer restrictions and other terms and conditions that apply to the Founder Shares generally and applicable securities laws).

5.4.	No Conflicts. The execution, delivery and performance of this Agreement and the consummation by SVII of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Articles, (ii) any agreement or instrument to which SVII is a party or by which it is bound or (iii) any law, statute, rule or regulation to which SVII is subject or any order, judgment or decree to which SVII is subject. SVII is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement.

5.5.	No General Solicitation. SVII has not offered the Promote Shares by means of any general solicitation or general advertising within the meaning of Regulation D of the Securities Act, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

5.6.	Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by SVII in connection with the sale of the Promote Shares.

5.7.	Reliance on Representations and Warranties. SVII understands and acknowledges that Investor is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of SVII set forth in this Agreement.

5.8.	No Pending Actions. There is no action pending against the Sponsor or SVII or, to the Sponsor’s or SVII’s knowledge, threatened against the Sponsor or SVII, before any court, arbitrator or governmental authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by the Sponsor or SVII of its obligations under this Agreement.

6.	Trust Account. Until the earlier of (a) the consummation of the Initial Business Combination; (b) the liquidation of the Trust Account; (c) the dissolution and winding up of SVII in accordance with the Articles; and (d) thirty-six (36) months from consummation of SVII’s IPO, SVII will maintain the investment of funds held in the Trust Account in interest-bearing United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations, or maintain such funds in cash in an interest-bearing demand deposit account at a bank.

7.	Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby. With respect to any suit, action or proceeding relating to the transactions contemplated hereby, the undersigned irrevocably submit to the jurisdiction of the United States District Court or, if such court does not have jurisdiction, the New York state courts located in the Borough of Manhattan, State of New York, which submission shall be exclusive.

8.	Assignment; Entire Agreement; Amendment.

8.1.	Assignment. Any assignment of this Agreement or any right, remedy, obligation or liability arising hereunder by the Sponsor, SVII or Investor to any person shall require the prior written consent of the other party; provided that no such consent shall be required for any such assignment by Investor to one or more of its affiliates.

8.2.	Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them relating to the subject matter hereof.

8.3.	Amendment. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

8.4.	Binding upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.

9.	Notices. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered or sent by facsimile or other electronic transmission with copy sent in another manner herein provided or sent by courier (which for all purposes of this Agreement shall include Federal Express or another recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for herein or such other address as either may designate for itself in such notice to the other. Communications shall be deemed to have been received when delivered personally, on the scheduled arrival date when sent by next day or 2nd-day courier service, or if sent by facsimile upon receipt of confirmation of transmittal or, if sent by mail, then three days after deposit in the mail. If given by electronic transmission, such notice shall be deemed to be delivered (a) if by electronic mail, when directed to an electronic mail address at which the party has provided to receive notice; and (b) if by any other form of electronic transmission, when directed to such party.

10.	Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

11.	Survival; Severability

11.1.	Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive the closing of the transactions contemplated hereby.

11.2.	Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

12.	Headings. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

13.	Disclosure; Waiver. In connection with the entry into this agreement, SVII shall, by 9:30 a.m., New York City time, on the business day immediately following the date hereof (such date and time, the “Disclosure Time”), issue on or more press releases or file with the U.S. Securities and Exchange Commission a Current Report on Form 8-K disclosing all material terms of the transactions contemplated hereby and any other material nonpublic information that SVII, the Sponsor or any of their respective officers, directors, employees or representatives has provided to Investor at any time prior to the Disclosure Time. SVII shall make such disclosures to ensure that, as of the Disclosure Time, Investor shall not be in possession of any material, nonpublic information received from SVII, the Sponsor or any of their respective officers, directors, employees or representatives. The parties to this Agreement shall cooperate with one another to assure that such disclosure is accurate. SVII agrees that the name of the Investor shall not be included in any public disclosures related to this Agreement unless required by applicable law, regulation or stock exchange rule. Investor (i) acknowledges that the Sponsor may possess or have access to material non-public information which has not been communicated to the Investor; (ii) hereby waives any and all claims, whether at law, in equity or otherwise, that he, she, or it may now have or may hereafter acquire, whether presently known or unknown, against the Sponsor or any of SVII’s officers, directors, employees, agents, affiliates, subsidiaries, successors or assigns relating to any failure to disclose any non-public information in connection with the transaction contemplated by this Agreement, including any potential business combination involving SVII, including without limitation, any claims arising under Rule 10-b(5) of the Exchange Act; and (iii) is aware that the Sponsor is relying on the truth of the representations set forth in Section 3 of this Agreement and the foregoing acknowledgement and waiver in this Section 13, in connection with the transactions contemplated by this Agreement.

14.	Independent Nature of Rights and Obligations. Nothing contained herein, and no action taken by any party pursuant hereto, shall be deemed to constitute Investor and the Sponsor as, and the Sponsor acknowledges that Investor and the Sponsor do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Investor and the Sponsor are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any matters, and the Sponsor acknowledges that Investor and the Sponsor are not acting in concert or as a group, and the Sponsor shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement.

15.	Most Favored Nation. In the event the Sponsor or SVII has entered into or enters into one or more other non-redemption agreements before or after the execution of this Agreement in connection with the Meeting (each, an “Other Agreement”, and the counterparty thereto, an “Other Investor”), the Sponsor and SVII represent and covenant that the terms of such other agreements are not materially more favorable to such other investors thereunder than the terms of this Agreement are in respect of the Investor. To avoid doubt, the Sponsor and SVII acknowledge and agree that a ratio of Investor Shares to Assigned Securities in any Other Agreement that is more favorable to the applicable Other Investor than such ratio in this Agreement is to Investor would be materially more favorable to such Other Investor. In the event that another investor is afforded any such more favorable terms than the Investor, the Sponsor shall promptly inform the Investor of such more favorable terms in writing, and the Investor shall have the right to elect to have such more favorable terms included herein, in which case the parties hereto shall promptly amend this Agreement to effect the same.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

INVESTOR

By:
Name:	[ ]
Title:	[ ]

COMPANY:

SPRING VALLEY ACQUISITION CORP. II

By:
Name:
Title:

SPONSOR:

SPRING VALLEY ACQUISITION SPONSOR II, LLC

By:
Name:
Title:

EXHIBIT A

Investor	Assigned Securities / Economic Interest Assigned (1)	Number of Public Shares to be Held as Investor Shares (2)
	[●] shares of Class A ordinary shares	[●] shares of Class A ordinary shares
Address: SSN/EIN:

(1)	Up to [●] Founder Shares.
(2)	Equal to the lesser of (i) [●] Public Shares, and (ii) 9.9% of the Public Shares that are not to be redeemed, including those Public Shares subject to non-redemption agreements with other SVII shareholders similar to this Agreement on or about the date of the Meeting.

[Exhibit A to Non-Redemption Agreement]

EXHIBIT B

FORM OF JOINDER

TO

LETTER AGREEMENT

______, 20__

Reference is made to that certain Non-Redemption Agreement and Assignment of Economic Interest, dated as of             , 2024 (the “Agreement”), by and among                  (“Investor”), Spring Valley Acquisition Corp. II (the “Company”) and Spring Valley Acquisition Sponsor II, LLC (the “Sponsor”), pursuant to which Investor acquired securities of the Company from the Sponsor. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement.

By executing this Joinder, Investor hereby agrees, as of the date first set forth above, that Investor shall become a party to that certain Letter Agreement, dated October 12, 2022, as amended by that certain Amendment No. 1 to the Letter Agreement dated January 10, 2024, by and among the Company, the Sponsor and the Company’s officers and directors (as it exists on the date of the Agreement, the “Letter Agreement”), solely with respect to Section 5 of the Letter Agreement, and shall be bound by, and shall be subject to the restrictions set forth thereunder, the terms and provisions of such Section 5 of the Letter Agreement as an Insider (as defined therein) solely with respect to its Assigned Securities or Promote Shares, as applicable; provided, however, that the Investor shall be permitted to transfer its Assigned Securities or Promote Shares, as applicable, to its affiliates.

For the purposes of clarity, it is expressly understood and agreed that each provision contained herein, in the Letter Agreement (to the extent applicable to Investor) is between the Company and Investor, solely, and not between and among Investor and the other shareholders of the Company signatory thereto.

This Joinder may be executed in two or more counterparts, and by facsimile, all of which shall be deemed an original and all of which together shall constitute one instrument.

[INVESTOR]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

SPRING VALLEY ACQUISITION CORP. II

By:
Name:
Title:

[Signature Page to Non-Redemption Agreement Joinder]